Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2021
Assets and liabilities held for sale
Assets and liabilities held for sale

Note 7 – Assets and liabilities held for sale

Assets and liabilities held for sale consist of the following:

Assets held for sale	HMS Assets	Elevate, Takoma	GR Entities	Eureka	Total
Total assets held for sale at December 31, 2019	$—	$—	$—	$—	$—
Transferred in	30,397	2,274	25,833	—	58,504
Total assets held for sale at December 31, 2020	30,397	2,274	25,833	—	58,504
Transferred in/(out)	(30,397)	(2,274)	51,518	3,232	22,079
Total assets held for sale at December 31, 2021	$—	$—	$77,351	$3,232	$80,583

Liabilities associated with assets held for sale	HMS Assets	Elevate, Takoma	GR Entities	Eureka	Total
Total liabilities associated with assets held for sale at December 31, 2019	$—	$—	$—	$—	$—
Transferred in	3,145	797	3,239	—	7,181
Total liabilities associated with assets held for sale at December 31, 2020	3,145	797	3,239	—	7,181
Transferred in/(out)	(3,145)	(797)	15,229	4	11,291
Total liabilities associated with assets held for sale at December 31, 2021	$—	$—	$18,468	$4	$18,472

In November 2020, the Company announced the signing of a definitive agreement to sell its rights to the assets of HMS Health, LLC and the cultivation and processing assets of HMS Processing, LLC (collectively, the “HMS Assets”), which included a 22,000 square foot co-located cultivation and processing facility in Frederick, Maryland to TerrAscend for total consideration of $27.5 million. The transaction closed on May 4, 2021 after receipt of regulatory approval by the Maryland Medical Cannabis Commission. After working capital adjustments, the total consideration of $24.6 million included $22.4 million payable in cash upon closing as well as a $2.2 million interest bearing note due and payable to the Company in April 2022 (see Note 8 – Notes receivable). The Company recognized a gain on sale of the HMS Assets of $1.5 million.

In November 2020, the Company signed a definitive agreement to sell 100% of Town Center Wellness, LLC, (“Elevate, Takoma”) a licensed dispensary business in Takoma Park, Maryland, to PharmaCann LLC for total consideration of $2m, all payable in cash upon closing. The transaction closed on May 1, 2021 after receipt of regulatory approval by the Maryland Medical Cannabis Commission. After working capital adjustments, the total consideration was $3.6 million. The sale of the HMS assets and Elevate, Takoma enabled the Company to finalize the acquisition of Grassroots Maryland, which was previously restricted by the legal limits on license ownership in the state of Maryland (see Note 4 – Acquisitions). The Company recognized a gain on sale of Elevate Takoma of $1.6 million.

Through the acquisition of Grassroots, the Company had certain rights to the proceeds from the sale of the OhiGrow, LLC and Ohio Green Grow, LLC (collectively, the “Ohio Assets”), which held Ohio cultivation and processing licenses, respectively. In April 2021, the owners of the Ohio Assets and the Company signed definitive agreements with Jushi OH, LLC pursuant to which the owners agreed to sell the Ohio Assets to Jushi OH, LLC. In July 2021, the transaction closed following receipt of regulatory approval by the Ohio Department of Commerce and the Company received $4.9 million in proceeds. The Company recognized a gain on sale of the Ohio Assets of $1.4 million.

Through the acquisition of Grassroots, the Company also has certain rights to the proceeds from the sale of three Illinois medical dispensary licenses and six adult use dispensary licenses owned by former affiliates of Grassroots (collectively, the “Illinois Assets”). Currently, all nine of these licenses are operational with six adult use dispensaries, three of which also operate under medical use licenses. On April 1, 2021, the owners of these licenses signed definitive agreements to sell the Illinois Assets to Parallel Illinois, LLC (formerly Surterra Wellness, Inc.) (“Parallel”). The transaction is subject to regulatory approval. Under the terms of the transaction, the purchase price for the Illinois Assets consists of a $100 million base price to be paid $60 million in cash and $40 million in Parallel stock, plus earnouts of up to an additional $55 million payable through 2023. Pursuant to the Grassroots Merger Agreement, the proceeds net of expenses and taxes from the sale of the Illinois Assets shall be shared by the Company with the former owners of Grassroots as follows: (i) the first $25 million of net proceeds shall be retained by the Company; (ii) the next $25 million of net proceeds shall be remitted to the former Grassroots owners; and (iii) the Company shall keep 50% of the net proceeds above $50 million, and the other 50% shall be remitted to the Grassroots owners. The Company has received a $10 million deposit from Parallel, which is refundable under limited circumstances and will be applied to the base purchase price for the Illinois Assets at closing. On February 25, 2022, the Company received correspondence from Parallel’s attorneys indicating that it will not be in a position to complete the acquisition of the Illinois Assets due to lack of financing and seeking to terminate its agreement to purchase the Illinois Assets. The Company has asserted that Parallel’s actions have constituted material breaches of its agreement with Parallel and is exploring its options. Additionally, the Company has been marketing certain rights and interests for certain real estate assets, including Grassroots Oklahoma, associated with the Grassroots Acquisition. The actively marketed price of Grassroots Oklahoma was lower than the net assets; as such, an impairment of the associated fixed assets was recorded to bring the net assets to the estimated fair market value. See Note 9 – Property, plant and equipment.

The Company signed a letter of intent to sell ECCA Investment Partners, LLC (“Eureka”) in August 2021. The anticipated sales price of the entity was lower than the net assets; as such, an impairment, including amounts related to the value of the license intangible asset as well as fixed assets, was recorded to bring the net assets to the estimated fair market value. See Note 10 – Goodwill and intangible assets and Note 9 – Property, plant and equipment, respectively.

All assets and liabilities held for sale are included within the Cannabis Operations operating segment. See Note 18 – Segment reporting, for further information regarding the Company’s segments as of December 31, 2021.